August 24, 2001


                   DREYFUS PREMIER INTERNATIONAL FUNDS, INC.

                   DREYFUS PREMIER INTERNATIONAL GROWTH FUND

                         Supplement to Prospectus Dated

                                  March 1, 2001

     The Fund's shareholders approved a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between Dreyfus and Newton Capital Management Limited ("Newton"), an affiliate of Dreyfus, located at 71 Queen Victoria Street, London, EC4V 4DR, England, with respect to the Dreyfus Premier International Growth Fund (the "Fund"). The management fee payable to Dreyfus by the Fund will remain at the annual rate of 0.75% of the value of the Fund's average daily net assets.

     Under the Sub-Investment Advisory Agreement and subject to Dreyfus' supervision, Newton will provide investment advisory assistance and day-to-day management of the Fund's investments. Effective on or about September 1, 2001, Paul Butler and Susan Ritchie will become the Fund's primary portfolio managers, both are directors of Newton Investment Management since 1987 and 1991, respectively.

     The Fund, Dreyfus, Newton, and Dreyfus Service Corporation (the Fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the Fund. Each of the Dreyfus and Newton code of ethics restricts the personal securities transactions of its employees, and requires the portfolio managers and other investment personnel to comply with the code's pre-clearance and disclosure procedures. Its primary purpose is to ensure that personal trading by employees of Dreyfus or Newton does not disadvantage any fund managed by Dreyfus or Newton, as the case may be.

                                                                August 24, 2001

                   DREYFUS PREMIER INTERNATIONAL FUNDS, INC.

                   DREYFUS PREMIER INTERNATIONAL GROWTH FUND

             Supplement to the Statement of Additional Information
                                      Dated

                                  March1, 2001

      The Fund's shareholders approved a Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") between Dreyfus and Newton Capital Management Limited ("Newton"), an affiliate of Dreyfus, located at 71 Queen Victoria Street, London, EC4V 4DR, England, with respect to the Dreyfus Premier International Growth Fund (the "Fund"). The management fee payable to Dreyfus by the will remain at the annual rate of 0.75% of the value of the Fund's average daily net assets. Under the Sub-Advisory Agreement, Dreyfus will compensate Newton for its services as follows from the management fee Dreyfus receives from the Fund:

                           ANNUAL FEE AS A PERCENTAGE

      AVERAGE DAILY NET ASSETS            OF AVERAGE DAILY NET ASSETS

      0 to $100 million                   0.35 of 1%
      $100 million to $1 billion          0.30 of 1%
      $1 billion to $1.5 billion          0.26 of 1%
      $1.5 billion or more                0.20 of 1%

      Under the Sub-Investment Advisory Agreement and subject to Dreyfus' supervision, Newton will provide investment advisory assistance and day-to-day management of the Fund's investments. Effective on or about September 1, 2001, Paul Butler and Susan Ritchie will become the Fund's primary portfolio managers, both are directors of Newton Investment Management.

      The Fund, Dreyfus, Newton, and Dreyfus Service Corporation (the Fund's distributor) have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the Fund. Each of the Dreyfus and Newton code of ethics restricts the personal securities transactions of its employees, and requires the portfolio managers and other investment personnel to comply with the code's pre-clearance and disclosure procedures. Its primary purpose is to ensure that personal trading by employees of Dreyfus or Newton does not disadvantage any fund managed by Dreyfus or Newton, as the case may be.